Cboe Validus S&P 500 Dynamic PutWrite Index ETF
Schedule of Investments
April 30, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 84.5%	Shares	Value
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 4.25% (a)	40,716	$40,716

U.S. Treasury Bills - 84.3%	Par
4.21%, 05/20/2025 (b)(c)(d)(e)	$9,075,000	9,054,729
4.22%, 05/22/2025 (b)(e)	9,021,000	8,998,767
		18,053,496
TOTAL SHORT-TERM INVESTMENTS (Cost $18,094,491)		18,094,212

TOTAL INVESTMENTS - 84.5% (Cost $18,094,491)		18,094,212
Other Assets in Excess of Liabilities - 15.5%		3,326,927
TOTAL NET ASSETS - 100.0%		$21,421,139
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(b)	The rate shown is the annualized effective yield as of April 30, 2025.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	All or a portion of security has been pledged as collateral for written options.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Cboe Validus S&P 500 Dynamic PutWrite Index ETF
Schedule of Written Options
April 30, 2025 (Unaudited)

WRITTEN OPTIONS - (2.4)%(a)(b)	Notional Amount	Contracts	Value
Put Options - (2.4)%
S&P 500 Index		–	$–
Expiration: 05/16/2025; Exercise Price: $5,705.00	$(3,898,342)	(7)	$(111,790)
Expiration: 05/16/2025; Exercise Price: $5,735.00	(3,898,342)	(7)	(125,405)
Expiration: 05/16/2025; Exercise Price: $5,620.00	(3,898,342)	(7)	(79,485)
Expiration: 05/16/2025; Exercise Price: $5,665.00	(3,898,342)	(7)	(95,655)
Expiration: 05/16/2025; Exercise Price: $5,460.00	(3,898,342)	(7)	(41,720)
S&P 500 Mini Index:		–	$–
Expiration: 05/16/2025; Exercise Price: $546.00	(389,837)	(7)	(4,448)
Expiration: 05/16/2025; Exercise Price: $562.00	(501,219)	(9)	(10,580)
Expiration: 05/16/2025; Exercise Price: $571.00	(389,837)	(7)	(11,582)
Expiration: 05/16/2025; Exercise Price: $574.00	(445,528)	(8)	(14,808)
Expiration: 05/16/2025; Exercise Price: $567.00	(445,528)	(8)	(11,384)
TOTAL WRITTEN OPTIONS (Premiums received $1,240,267)			$(506,857)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Cboe Validus S&P 500 Dynamic PutWrite Index ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$40,716	$–	$–	$40,716
U.S. Treasury Bills	–	18,053,496	–	18,053,496
Total Investments	$40,716	$18,053,496	$–	$18,094,212

Liabilities:
Investments:
Written Options	$–	$(506,857)	$–	$(506,857)
Total Investments	$–	$(506,857)	$–	$(506,857)

Refer to the Schedule of Investments for further disaggregation of investment categories.